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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 8, 1999



                          GLOBAL IMAGING SYSTEMS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      000-24373              59-3247752
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 (State or other jurisdiction of    (Commission File        (I.R.S. Employer
 incorporation or organization)          Number)           Identification No.)

       3820 Northdale Boulevard, Suite 200A, Tampa, Florida      33624
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       (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (813) 960-5508

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            (Former name or address, if changed since last report)

                          Exhibit Index is on page 4.
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ITEM 5.   OTHER EVENTS.

     On March 8, 1999, Global Imaging Systems, Inc. announced the completion of its offering of $100 million in aggregate principal amount of senior subordinated notes due 2007. A copy of the press release is filed as an exhibit to this report.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  Financial Statements.

               None

          (b)  Pro Forma Financial Information.

               None

          (c)  Exhibits.

          Exhibit Number               Description
          --------------               -----------

          99.1                         Press Release of March 8, 1999

                                       2
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: March 15, 1999

                                 GLOBAL IMAGING SYSTEMS, INC.



                                 /s/ Raymond Schilling
                                 ---------------------
                                 Raymond Schilling
                                 Vice President, Chief Financial Officer,
                                 Secretary and Treasurer

                                       3
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                                 EXHIBIT INDEX

Exhibit Number                   Description
--------------                   -----------

99.1                             Press Release of March 8, 1999

                                       4